UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2006

                                United Security Bancshares, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-14549	63-0843362
(State of Incorporation)	(Commission File Number)	(IRS Employer IdentificationNumber)

131 West Front Street

Post Office Box 249

Thomasville, Alabama 36784

(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (334) 636-5424

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.02(b).     Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 9, 2006, James C. Stanley, a member of the board of directors of United Security Bancshares, Inc. ("Bancshares"), retired from the board. Dr. Stanley, who reached age 70 in April 2006, was not eligible for election to the board of directors in 2006 pursuant to Section 3.3 of the bylaws of Bancshares, which requires a director who attains age 70 during his or her term as a director to retire from the board after his or her then current term.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated:	May 12, 2006	UNITED SECURITY BANCSHARES, INC. By: /s/ Larry M. Sellers Name: Larry M. Sellers Title: Vice-President, Secretary, and Treasurer